SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: MARCH 9, 2006
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     1-16725                 42-1520346
 (State or other jurisdiction    (Commission file number)    (I.R.S. Employer
       of incorporation)                                  Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

(d) The Board of Directors of Principal Financial Group, Inc. (the "Company") elected Michael T. Dan as a new director of the Company and of Principal Life Insurance Company. Mr. Dan will join the Board at its May 15-16, 2006 meeting. There is no arrangement or understanding between Mr. Dan and any other person pursuant to which Mr. Dan was selected as a director. Mr. Dan has no material interest in any prior, existing or proposed transaction or series of transactions with the Company or its management. The Board has not yet taken formal action to appoint Mr. Dan to a Board committee, but it is anticipated that he will become a member of the Human Resources Committee. A press release announcing Mr. Dan's election is included herewith as Exhibit 99.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99 Press Release  Concerning  Election of Michael T. Dan dated March 15,
           2006.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PRINCIPAL FINANCIAL GROUP, INC.


                         By:    /S/ JOYCE N. HOFFMAN
                               -------------------------------------------------
                         Name: Joyce N. Hoffman
                         Title:Senior Vice President and
                               Corporate Secretary

Date:    March 15, 2006

Release: On receipt, March 15, 2006                                  EXHIBIT 99
Contact: Eva Quinn, the Principal Financial Group, 515-247-4907,
         QUINN.EVA@PRINCIPAL.COM or Rhonda Clark-Leyda, 515-247-6634, CLARK-LEYDA.RHONDA@PRINCIPAL.COM


    THE PRINCIPAL FINANCIAL GROUP NAMES MICHAEL T. DAN TO BOARD OF DIRECTORS

(Des Moines, Iowa) - The Principal Financial Group(R) (NYSE: PFG) today announced Michael T. Dan will join the company's Board of Directors at its May 15-16, 2006 meeting.

     Dan is chairman, president and chief executive officer of The Brink's Company (NYSE: BCO), a global leader in business and security-related services through its two operating units: Brink's, Incorporated and Brink's Home Security. Prior to joining Brink's in 1982, Dan served as president of Armored Vehicle Builder, Inc.

     Dan is a member of the Business Roundtable and serves as sub-committee chairman on the Security Task Force. He also serves on the 2006 Kennedy Center corporate Fund Board as vice chairman. He studied business and accounting at Morton College in Cicero, Ill. and completed the advanced management program at Harvard Business School.

     "Michael Dan's keen business sense and experience in working with successful international and diverse operations make him an asset to our Board of Directors," said J. Barry Griswell, chairman and CEO, the Principal Financial Group.

About the Principal Financial Group

     The Principal Financial Group(R) (The Principal (R))(1) is a leader in offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and investment services, life and health insurance, and banking through its diverse family of financial services companies. A member of the Fortune 500, the Principal Financial Group has $195.2 billion in assets under management(2) and serves some 15.6 million customers worldwide from offices in Asia, Australia, Europe, Latin America and the United States. Principal Financial Group, Inc. is traded on the New York Stock Exchange under the ticker symbol PFG. For more information, visit WWW.PRINCIPAL.COM.
                                      # # #

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(1) "The Principal  Financial Group" and "The Principal" are registered  service marks of Principal Financial Services, Inc., a member of the Principal Financial Group.
(2) As of December 31, 2005